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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                January 27, 1997


                        IMC Home Equity Loan Trust 1996-1
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


                                                             13-3875231 and
        New York                      33-96410               13-3875233
----------------------------        ------------             -------------------
(State or Other Jurisdiction        (Commission)             (I.R.S. Employer
 of Incorporation)                  File Number)             Identification No.)


c/o Chemical Bank
Structured Finance Services
450 West 33rd Street
New York, New York                                  10001-2697
------------------                                  ----------
(Address of Principal)                              (Zip Code)


Registrant's telephone number, including area code (212) 946-3185


                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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     Note: Please see page 5 for Exhibit Index                       Page 1



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Item 5.     OTHER EVENTS.

      On January 26, 1997 a scheduled distribution was made from the Trust to holders of the Class A Certificates. The information contained in the Trustee's Monthly Servicing Report for the month of December, 1996 dated January 27, 1997 attached hereto as Exhibit 19 is hereby incorporated by reference.

      In addition to the information included in the Trustee's Monthly Report, the gross servicing compensation paid to the Servicer and Subservicers for the month of December, 1996 was $60,309.81.

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.

(a)         Not applicable

(b)         Not applicable

(c)         Exhibits:

            19. Trustee's Monthly Servicing Report for the month of December, 1996.

                               SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                        By:   CONTISECURITIES ASSET FUNDING CORP.,
                              As Depositor


                              By:   /s/    Jerome M. Perelson
                                    ----------------------------------
                                     Name:  Jerome M. Perelson
                                     Title:      Vice President

                              By:   /s/    Susan E. O'Donovan
                                    ----------------------------------
                                     Name:  Susan E. O'Donovan
                                     Title:   Vice President




Dated:   February 13, 1997

                             EXHIBIT INDEX



EXHIBIT NO. DESCRIPTION

19.   Trustee's Monthly Servicing Report for the Month of  December, 1996.